UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                              ---------------------


                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported) 10 May 2000
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

                        Air Products and Chemicals, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                     Delaware                               1-4534                         23-1274455
   ----------------------------------------------     ------------------------     ---------------------------
   (State of other jurisdiction of incorporation)     (Commission file number)     (IRS Identification number)


   7201 Hamilton Boulevard, Allentown, Pennsylvania                                         18195-1501
   ------------------------------------------------                                         ----------
       (Address of principal executive offices)                                             (Zip Code)


Registrant's telephone number, including area code  (610) 481-4911
                                                    ---------------

Item 5.  Other Events.
---------------------

                 AIR PRODUCTS AND AIR LIQUIDE COMMENT ON BOC BID
                 -----------------------------------------------

     NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN OR INTO JAPAN OR CANADA

     THIS ANNOUNCEMENT DOES NOT CONSTITUTE AN EXTENSION OF A TENDER OFFER INTO THE UNITED STATES OF AMERICA FOR ORDINARY SHARES OR ANY OTHER SECURITIES
     OF THE BOC GROUP PLC. IT IS INTENDED TO EXTEND THE OFFER, IF AND WHEN MADE, INTO THE UNITED STATES OF AMERICA IN COMPLIANCE WITH THE PROCEDURAL AND FILING REQUIREMENTS OF THE EXCHANGE ACT AND THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION (SEC) THEREUNDER, EXCEPT TO THE EXTENT THAT EXEMPTIVE RELIEF THEREUNDER IS GRANTED BY THE SEC.

     LEHIGH VALLEY, Pa. (May 10, 2000) - On July 13, 1999, the Boards of Air Products and Chemicals, Inc. (NYSE:APD), The BOC Group, and Air Liquide announced that they had agreed to the terms of a recommended offer for the share capital of BOC at UK(pound)14.60 per BOC share (the "Offer"). The Offer, which was to be made jointly by Air Products and Air Liquide, was subject to certain pre-conditions, one of which was the approval of the U.S. Federal Trade Commission (FTC).

     During 10 months of discussions with the FTC, Air Products and Air Liquide made a number of comprehensive and practical proposals, including divestitures, which responded to the demands of the FTC. Nevertheless, it has recently become clear that the FTC will not approve the Offer by May 12, 2000, the date on which the period for satisfying the pre-conditions to the Offer will expire. The Offer will therefore not be made.

     In order to determine whether there could be an alternative solution, Air Products and Air Liquide have held exploratory conversations with the FTC about the possible divestiture of all of BOC's U.S. gas businesses. Contrary to reports in the press, no firm offer relating to such a structure was made to the FTC. Air Products and Air Liquide are prepared to continue to explore with the FTC whether its approval can be achieved and, if so, to consider whether a new offer acceptable to BOC can be made. Any such new offer would involve a different structure and price.

     A further announcement will be made in due course.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    Air Products and Chemicals, Inc.
                                  ------------------------------------
                                    (Registrant)



Dated: 10 May 2000                By:     /s/ Leo J. Daley
                                     -------------------------------
                                         Leo J. Daley
                                         Vice President - Finance
                                         (Chief Financial Officer)



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